DEBT	6 Months Ended
Jun. 30, 2025
DEBT
DEBT

8.DEBT

The short-term and long-term debt as of December 31, 2024 and June 30, 2025 were as follows:

	As of
	December 31,	June 30,
	2024	2025
Short-term debt and current portion of long-term debt:
Long-term bank borrowings, current portion	791	807
Short-term bank borrowings	38	2,195
Convertible senior notes, current portion	—	3,579
FF&E liability, current portion	51	52
Total	880	6,633

Long-term debt:
Long-term bank borrowings, non-current portion	730	531
Convertible senior notes, non-current portion	3,594	—
FF&E liability, non-current portion	209	231
Others	13	15
Total	4,546	777

Bank borrowings

In August 2022, the Group entered into a 3-year long-term facility of EUR220 million and RMB-equivalent of EUR110 million term facility, and EUR70 million revolving credit facility agreement with several banks. The EUR70 million revolving credit facility is available for 35 months after the date of the agreement. The interest rate on the loan for each interest period is the aggregate of the applicable Margin and EURIBOR or one-year benchmark LPR. The margin for each loan depends on the currency of loan, a loan denominated in EUR means 1.55% per annum and a loan denominated in RMB means -0.15% to – 0.2% per annum. There are some financial covenants including interest cover, leverage and book equity related to this facility. The Group was fully in compliance with the amended covenants during the six months ended June 30, 2025. In 2022, the Group had drawn down EUR220 million, RMB equivalent of EUR110 million and EUR70 million under the facility agreement, among which, the Group repaid EUR220 million, RMB equivalent of EUR6 million and EUR70 million in 2023 and repaid RMB equivalent of EUR5 million in 2024. The Group repaid RMB equivalent of EUR3 million during the six months ended June 30, 2025. In July 2025, the Group fully repaid the outstanding principal of the loan. As of December 31, 2024 and June 30, 2025, the interest rate of borrowings drawn under this agreement were both 3.15%.

In March 2024, the Group entered into a five-year syndicated loan contract with facility amount of RMB400 expiring in March 2029. As of June 30, 2025, buildings with a net book value of RMB497 and land use rights with a net book value of RMB68 were pledged as collateral for the loan. The loan is intended for the operation of headquarters buildings and refinancing existing obligations. The interest rate resets every year, and is based on the People’s Bank of China one-year benchmark LPR minus 55 basis points on the pricing date. There are some financial covenants including revenue and profit related to this facility. The Group was fully in compliance with the covenants during the six months ended June 30, 2025. In 2024, the Group had drawn down RMB340 under the facility agreement and repaid RMB15. During the six months ended June 30, 2025, the Group repaid RMB15. As of December 31, 2024 and June 30, 2025, the outstanding loan amount was RMB325 and RMB310. As of December 31, 2024 and June 30, 2025, the interest rates of borrowings drawn under this agreement were 2.90% and 2.55%, respectively.

In the first half of 2025, the Group entered into a few uncommitted one-year loan facilities (including both revolving and term loans) of up to approximately equivalent RMB4,074 or its equivalent in USD. Under these facilities, the Group had totally drawn down RMB2,195, which were expected to be fully repaid by the end of 2025. The fixed interest rates ranged from 2.0% to 2.65% per annum. As of June 30, 2025, total bank deposits of RMB2,209 in short-term investments were pledged as collateral for these loan facilities.

Convertible Senior Notes due 2026

In May 2020, the Company issued US$500 million Convertible Senior Notes (the “2026 Notes”). The 2026 Notes will mature on May 1, 2026 and bear interest at a rate of 3.00% per annum, payable in arrears semi-annually on May 1 and November 1 of each year, beginning on November 1, 2020. In 2020, proceeds to the Company were RMB3,499 (equivalently US$493 million), net of issuance costs of RMB49 (equivalently US$7 million).

Holders of the 2026 Notes have the option to convert their Notes at any time prior to the close of business on the second business day immediately preceding the maturity date. The 2026 Notes can be converted into the Company’s ADSs at an initial conversion rate of 23.971 of the Company’s ADSs per US$1,000 principal amount of the 2026 Notes (equivalent to an initial conversion price of US$41.72 per ADS).

The holders may require the Company to repurchase all or portion of the 2026 Notes for cash on May 1, 2024, or in the event of certain fundamental changes, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest. As of December 31, 2024, the Group classified the 2026 Notes as long - term debt as the put option had expired. As of June 30, 2025, the Group reclassified the 2026 Notes as short-term debt as the 2026 Notes mature on May 1, 2026.

Debt Maturities

The contractual maturities of the Group’s debt as of June 30, 2025 were as follows:

Principle Amounts
Remainder of 2025	2,949
2026	3,991
2027	173
2028	149
2029	36
Thereafter	112
Total	7,410